UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2007

Rio Vista Energy Partners L.P.
 (Exact name of registrant as specified in its charter)

Delaware	000-50394	20-0153267
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1313 E. Alton Gloor, Suite J Brownsville, Texas	78526
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (956) 831-0886

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A Amendment No. 2 amends the Current Report on Form 8-K/A Amendment No. 1 filed by Rio Vista Energy Partners L.P. (“Rio Vista”) with the Securities and Exchange Commission on February 4, 2008 (“Amendment No. 1”) and the Current Report on Form 8-K filed by Rio Vista on November 26, 2007 (the “Initial Report”), announcing the completion of its acquisition of certain assets from GM Oil Properties Inc. (GM Oil) and Penny Petroleum Corporation (Penny) consisting of the real and personal property interests of GM Oil and Penny in certain oil and gas properties located in Haskell, McIntosh and Pittsburg counties in Oklahoma and 100% of outstanding capital stock of MV Pipeline Company (MV) and 100% of the outstanding membership interests of GO LLC (GO). MV and GO operate oil and gas pipeline businesses located in Haskell and Pittsburg counties in Oklahoma. This Form 8-K/A Amendment No. 2 includes the unaudited statements of cash flows for GO and MV for the nine months ended September 30, 2007 and 2006. The information previously reported in the Initial Report and Amendment No. 1 are hereby incorporated by reference into this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits

(a)     Financial Statements of Businesses Acquired.

On November 19, 2007, Rio Vista completed the acquisition of GO LLC (GO) and MV Pipeline Company (MV). Included in this report are the combined audited Financial Statements of GO and MV for the years ended December 31, 2006 and 2005 and the unaudited balance sheet as of September 30, 2007 and the unaudited statements of income for the nine months ended September 30, 2007 and 2006 and the unaudited statements of cash flows for the nine months ended September 30, 2007 and 2006.

On November 19, 2007, Rio Vista completed the acquisition of oil and gas properties located in Haskell, McIntosh and Pittsburg counties in Oklahoma (Properties) from GM Oil Properties Inc. (GM Oil) and Penny Petroleum Corporation (Penny). Included in this report are audited statements of revenues and direct operating expenses of the Properties for the year ended December 31, 2006 and the period August 29, 2005 through December 31, 2005 and the unaudited statements of revenues and direct operating expenses of the Properties for the nine months ended September 30, 2007 and 2006.

(b)      Pro Forma Financial Information.

On November 19, 2007, Rio Vista completed the acquisition of assets from GM Oil Properties Inc. (GM Oil) and Penny Petroleum Corporation (Penny) consisting of the real and personal property interests of GM Oil and Penny in certain oil and gas properties located in Haskell, McIntosh and Pittsburg counties in Oklahoma (Properties) and 100% of outstanding capital stock of MV Pipeline Company (MV) and 100% of the outstanding membership interests of GO LLC (GO). Included in this report are the Pro Forma Consolidated Balance Sheet of Rio Vista Energy Partners L.P. as of September 30, 2007 and the consolidated statements of operations for the nine months ended September 30, 2007 and the year ended December 31, 2006.

(c)      Shell Company Transactions. Not applicable.

(d)      Exhibits.

99.1	Audited combined Financial Statements of GO LLC and MV Pipeline Company for the years ended December 31, 2006 and 2005.
99.2	Unaudited combined balance sheet of GO LLC and MV Pipeline Company as of September 30, 2007 and the unaudited combined statements of income of GO LLC and MV Pipeline Company for the nine months ended September 30, 2007 and 2006 and the unaudited combined statements of cash flows of GO LLC and MV Pipeline Company for the nine months ended September 30, 2007 and 2006.
99.3	Audited statements of revenues and direct operating expenses of the Properties for the year ended December 31, 2006 and the period August 29, 2005 through December 31, 2005.
99.4	Unaudited statements of revenues and direct operating expenses of the Properties for the nine months ended September 30, 2007 and 2006.
99.5	Pro Forma Consolidated Balance Sheet of Rio Vista Energy Partners L.P. as of September 30, 2007 and the consolidated statements of operations for the nine months ended September 30, 2007 and the year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIO VISTA ENERGY PARTNERS L.P.

By:	Rio Vista GP LLC, its General Partner

	By:	/s/ Ian T. Bothwell
	Name:	Ian T. Bothwell
	Title:	Acting Chief Executive Officer, Acting President, Vice President, Chief Financial Officer, Treasurer and Assistant Secretary (Principal Executive, Financial and Accounting Officer)

Date: February 5, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited combined Financial Statements of MV Pipeline Company and GO LLC for the year ended December 31, 2006 and the period August 29, 2005 through December 31, 2005
99.2	Unaudited combined balance sheet of MV Pipeline Company and GO LLC as of September 30, 2007 and the unaudited combined statements of income of MV Pipeline Company and GO LLC for the nine months ended September 30, 2007 and 2006 and the unaudited combined statements of cash flows of MV Pipeline and GO LLC for the nine months ended September 30, 2007 and 2006.
99.3	Audited statements of revenues and direct operating expenses of the Properties for the year ended December 31, 2006 and the period August 29, 2005 through December 31, 2005.
99.4	Unaudited statements of revenues and direct operating expenses of the Properties for the nine months ended September 30, 2007 and 2006.
99.5	Pro Forma Consolidated Financial Statements of Rio Vista Energy Partners L.P. for the nine months ended September 30, 2007 and the year ended December 31, 2006.

4